UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 19, 2002
                                                        -----------------

                               RADISYS CORPORATION

Oregon                                0-26844                   93-0945232
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(State or other jurisdiction of     (Commission                (IRS Employer
incorporation or organization)        File No.)              Identification No.)


 5445 NE Dawson Creek Drive, Hillsboro, OR                         97124
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 (Address of principal executive offices)                        (Zip Code)


                                 (503) 615-1100
                                ----------------
              (Registrant's telephone number, including area code)


                                    No Change
                                ----------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 19, 2002, RadiSys Corporation (the "Company") announced that Dr. William W. Lattin has been appointed a member of the Board of Directors of the Company effective November 20, 2002. The Company's press release announcing this event is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press release dated November 19, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   November 19, 2002.

                                           RADISYS  CORPORATION



                                           By:   /s/ JULIA HARPER
                                                 ------------------------------
                                                 Julia Harper
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION

99.1              Press release dated November 19, 2002.